EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with Amendment No. 1 to the Quarterly Report of Oiltanking Partners, L.P. (the “Partnership”) on Form 10-Q/A for the quarterly period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan Z. Ackerman, Vice President and Chief Financial Officer of OTLP GP, LLC, the general partner of the Partnership, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 18, 2013	/s/ Jonathan Z. Ackerman
Jonathan Z. Ackerman Vice President and Chief Financial Officer OTLP GP, LLC